Dreyfus Municipal Income, Inc.


      SEMIANNUAL REPORT March 31, 2003



                        DREYFUS MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Municipal Income, Inc. covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve
Board  contributed  to  the municipal bond market's strength by further reducing
short-term    interest    rates    in    November    2002.

The result of these influences has been generally attractive total returns from high-quality, tax-exempt bonds. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to
make   significant   gains   until   current   uncertainties   are   resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform during the period?

For the six-month period ended March 31, 2003, the fund achieved a total return of 0.65%.(1) Over the same period, the fund provided income dividends of $0.3200 per share, which is equal to a distribution rate of 6.73%.(2)

During the reporting period, the fund's performance was positively influenced by our focus on certain income-oriented bonds in an unsettled economic environment. The fund benefited during the reporting period by locking in low prevailing rates on some of its auction-rate preferred notes, the proceeds of which were used to buy long-term, tax-exempt securities.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to
have,    maturities    of    less    than    one    year.

We generally employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we look for bonds that we believe can potentially provide high current levels of income. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. For example, if we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of what we believe can potentially be higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain then-current yields for as long as we deem appropriate.

When bonds held by the fund mature or are redeemed by their issuers, we generally attempt to replace them with newly issued comparable securities. We also may look to upgrade the portfolio investments, when we deem appropriate, with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

During the reporting period, the fund benefited from its emphasis on income-oriented municipal bonds with maturities between 25 and 30 years. These bonds continued to generate what we regarded as competitive levels of income, even as the Federal Reserve Board reduced short-term interest rates by 50 basis points in November 2002. In addition, because the yield difference, or "spread," between 25-year and 30-year bonds was relatively wide when the reporting period began, prices of bonds toward the long end of this range rose as they moved closer to maturity.

In addition, the fund benefited from our efforts to improve its credit-quality profile, including a reduction to less than 1% of total assets in bonds issued on behalf of airlines. As a result, the fund avoided the brunt of further price declines in airline bonds. Instead, we focused primarily on bonds rated in the single-A range that we believed offered strong income characteristics. This focus often led us to securities selling at premiums to their face values, which
historically    have

held more of their value during market declines but may lag during rallies. We also attempted to reduce credit risk through broad diversification across issuers and securities.(3)

Finally, the fund's performance benefited from our leveraging strategy. Taking advantage of the reporting period' s low interest rates, we locked in low borrowing costs until 2005 on one of the fund's issues of auction-rate preferred notes. We used the proceeds to invest in additional income-oriented municipal bonds.

What is the fund's current strategy?

As the fund' s higher-yielding, seasoned bonds mature or are redeemed early by their issuers, it has become increasingly difficult to replace the income they provided. Nonetheless, we have found a number of then-current income opportunities among bonds issued on behalf of health care facilities. In addition, we have been watching the general obligation bonds of certain states, many of which have been punished for their issuers' deteriorating fiscal condition in the weak economy. If and when these bonds reach price levels we
consider    oversold,    we    may    add    them    to    the    fund.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

(3)      DIVERSIFICATION DOES NOT INSURE A PROFIT OR GUARANTEE AGAINST A LOSS.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--141.6%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--8.4%

Courtland Industrial Development Board, SWDR

   (Champion International Corp. Project)
   6.50%, 9/1/2025                                                                            2,500,000                2,585,825

Jefferson County, Sewer Revenue, Capital Improvement

   5.75%, 2/1/2038 (Insured; FGIC)
   (Prerefunded 2/1/2009)                                                                     7,500,000  (a)           8,737,350

The Board of Trustees of the University of Alabama, HR

  (University of Alabama at Birmingham)

   5.875%, 9/1/2031 (Insured; MBIA)                                                           4,620,000                5,008,773

ALASKA--5.0%

Alaska Housing Finance Corp., General Mortgage Revenue

   6.05%, 6/1/2039 (Insured; MBIA)                                                            6,845,000                7,224,418

Valdez, Marine Terminal Revenue

   (British Petroleum Pipeline Inc. Project)
   5.50%, 10/1/2028                                                                           2,375,000                2,401,980

CALIFORNIA--9.0%

Abag Financial Authority For Nonprofit Corporations:

  Insured Revenue, COP

      (Odd Fellows Home of California) 6%, 8/15/2024                                          5,000,000                5,394,800

   MFHR

      (Civic Center Drive Apartments)
         5.875%, 9/1/2032 (Insured; FSA)                                                      3,750,000                3,941,700

California Health Facilities Financing Authority,
   Revenue (Sutter Health)

   6.25%, 8/15/2035                                                                           2,500,000                2,693,000

California Statewide Communties Development
   Authority, COP (Catholic Healthcare West)
   6.50%, 7/1/2020                                                                            5,000,000                5,353,600

COLORADO--3.5%

Colorado Springs, HR 6.375%, 12/15/2030                                                       5,725,000                6,077,431

City and County of Denver, Airport Revenue

   (Special Facilities-United Airlines Inc. Project)
   6.875%, 10/1/2032                                                                          2,480,000                  644,800

DISTRICT OF COLUMBIA--3.5%

District of Columbia, Revenue
  (Catholic University America Project)

   5.625%, 10/1/2029 (Insured; AMBAC)                                                         2,080,000                2,209,875

District of Columbia Tobacco Settlement Financing Corp.,

   Tobacco Settlement Asset-Backed Bonds
   6.75%, 5/15/2040                                                                           5,000,000                4,511,950


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--3.4%

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         1,500,000                1,552,950

Pinellas County Housing Finance Authority,

   SFMR (Multi-County Program) 6.70%, 2/1/2028                                                2,840,000                2,948,488

South Lake County Hospital District, Revenue

   (South Lake Hospital Inc.) 5.80%, 10/1/2034                                                2,095,000                2,126,132

GEORGIA--1.4%

Private Colleges and Universities Facilities Authority,
  Revenue (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 7/1/2003)                                                     2,630,000  (a)           2,781,225

ILLINOIS--11.2%

Chicago 6.125%, 1/1/2028 (Insured; FGIC)                                                      4,000,000                4,547,120

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facilities
    Acquisition Program):

         8.75%, 3/1/2010                                                                         85,000                   85,785

         5.50%, 7/1/2012                                                                      1,405,000                1,388,351

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                          5,800,000                6,248,920

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  7,000,000                7,346,360

   (Swedish American Hospital) 6.875%, 11/15/2030                                             2,000,000                2,156,520

INDIANA--1.6%

Franklin Township School Building Corp.

  (Marion County) First Mortgage

   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  2,500,000  (a)           3,016,675

KENTUCKY--1.9%

Perry County, SWDR (TJ International Project)

   7%, 6/1/2024                                                                               3,500,000                3,635,205

MARYLAND--4.3%

Maryland Health and Higher Educational Facilities

  Authority, Revenue (The John Hopkins University Issue)

   6%, 7/1/2039 (Prerefunded 7/1/2009)                                                        7,000,000  (a)           8,316,910

MASSACHUSETTS--4.3%

Massachusetts Health and Educational Facilities Authority,

   Revenue Healthcare System (Covenant Health)
   6%, 7/1/2031                                                                               2,500,000                2,582,750

Massachusetts Industrial Finance Agency, Revenue

   (Water Treatment-American Hingham)
   6.95%, 12/1/2035                                                                           5,640,000                5,802,770

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--8.3%

Hancock Hospital Finance Authority, Mortgage Revenue

   (Portgage Health) 5.45%, 8/1/2047 (Insured; MBIA)                                          2,200,000                2,256,540

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  7,670,000  (a)           9,070,542

Michigan Strategic Fund, SWDR
   (Genesee Power Station Project)

   7.50%, 1/1/2021                                                                            4,900,000                4,685,870

MINNESOTA--1.4%

Minnesota Agricultural and Economic Development

  Board, Health Care System Revenue

   (Fairview Health Services) 6.375%, 11/15/2029                                              2,500,000                2,670,525

MISSISSIPPI--3.0%

Mississippi Business Finance Corp., PCR

   (System Energy Resource Inc. Project)
   5.875%, 4/1/2022                                                                           6,000,000                5,889,000

MISSOURI--4.3%

Health and Educational Facilities

  Authority of the State of Missouri, Health Facilities
  Revenue (Saint Anthony's Medical Center)

   6.25%, 12/1/2030                                                                           2,500,000                2,614,500

The Industrial Development Authority of the

  City of Saint Louis, Senior Lien Revenue

  (Saint Louis Convention Center
    Headquarters Hotel Project):

         7.20%, 12/15/2028                                                                    1,500,000                1,480,590

         7.25%, 12/15/2035                                                                    3,000,000                2,966,580

Missouri Housing Development Commission, Mortgage
   Revenue (Single Family-Homeownersip Loan)
   6.30%, 9/1/2025                                                                            1,235,000                1,307,840

NEVADA--6.7%

Clark County, IDR (Southwest Gas Corp.):

   7.50%, 9/1/2032(Prerefunded 4/21/2003)                                                     3,000,000  (a)           3,069,780

   6.50%, 12/1/2033                                                                           5,300,000                5,376,850

   6.10%, 12/1/2038 (Insured; AMBAC)                                                          4,000,000                4,480,160

NEW MEXICO--1.6%

Farmington, PCR (Public Service Co. San Juan)
   6.30%, 12/1/2016                                                                           3,000,000                3,061,860

NORTH CAROLINA--1.3%

North Carolina Housing Finance Agency (Home Ownership)

   6.25%, 1/1/2029                                                                            2,485,000                2,626,546


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO--5.1%

Cuyahoga County, Hospital Improvement Revenue

   (The Metrohealth System Project)
   6.125%, 2/15/2024                                                                          5,000,000                5,191,000

Ohio Housing Finance Agency, Residential Mortgage
   Revenue 5.75%, 9/1/2030                                                                      995,000                1,032,929

Rickenbacker Port Authority, Capital Funding Revenue

   (OASBO Expanded Asset Pooled) 5.375%, 1/1/2032                                             3,590,000                3,765,659

OKLAHOMA--1.4%

Oklahoma Development Finance Authority, Revenue

   (Saint John Health System) 6%, 2/15/2029                                                   2,500,000                2,713,975

PENNSYLVANIA--5.9%

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating Project)
   6.60%, 1/1/2019                                                                            3,500,000                3,502,485

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 5.875%, 12/1/2031                                                         7,750,000                7,994,280

SOUTH CAROLINA--6.7%

Medical University, Hospital Facilities Revenue

   6%, 7/1/2019 (Prerefunded 7/1/2009)                                                        2,500,000  (a)           2,954,575

Piedmont Municipal Power Agency, Electric Revenue:

   6.55%, 1/1/2016                                                                              880,000                  880,898

   5.25%, 1/1/2021                                                                            3,500,000                3,397,485

Tobacco Settlement Revenue Management Authority,

  Tobacco Settlement Asset--Backed Bonds:

      6.375%, 5/15/2028                                                                       2,900,000                2,522,855

      6.375%, 5/15/2030                                                                       3,750,000                3,249,938

TEXAS--11.4%

Austin Convention Enterprises Inc., Convention Center

  Hotel First Tier Revenue

   6.70%, 1/1/2032                                                                            2,000,000                2,076,740

Brazos River Authority, PCR (TXU Electric Co. Project)

   5.75%, 11/1/2011                                                                           2,000,000                1,947,780

Gregg County Health Facilities Development Corp., HR

   (Good Shepherd Medical Center Project)
   6.375%, 10/1/2025                                                                          2,500,000                2,801,125

Harris County Health Facilities Development Corp., HR

   (Memorial Hermann Healthcare) 6.375%, 6/1/2029                                             3,565,000                3,809,416

Port of Corpus Christi Authority, Nueces County,
   General Revenue (Union Pacific)
   5.65%, 12/1/2022                                                                           4,000,000                3,985,560

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Texas, Veterans Housing Assistance Program
   6.10%, 6/1/2031                                                                            7,000,000                7,498,120

UTAH--2.7%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           3,174,000                3,101,601

Utah Housing Finance Agency, Single Family Mortgage

   6%, 1/1/2031                                                                               1,955,000                2,059,710

VERMONT--1.5%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            2,655,000                2,824,787

WASHINGTON--3.8%

Public Utility District Number 1 of Pend Orielle County,

   Electric Revenue 6.375%, 1/1/2015                                                          2,000,000                2,128,780

Washington Higher Education Facilities Authority, Revenue
   (Whitman College Project) 5.875%, 10/1/2029                                                5,000,000                5,341,650

WEST VIRGINIA--6.5%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   6.50%, 4/1/2025                                                                            5,000,000                5,146,700

   5.80%, 6/1/2027                                                                            7,450,000                7,382,428

WISCONSIN--4.4%

Badger Tobacco Asset Securitization Corp.,

   Tobacco Settlement Asset-Backed Bonds
   7%, 6/1/2028                                                                               2,500,000                2,376,675

Wisconsin Health and Educational Facilities Authority,
   Revenue (Aurora Health Care, Inc.)
   5.60%, 2/15/2029                                                                           4,750,000                4,558,718

Wisconsin Housing and Economic Development Authority,

   Home Ownership Revenue 5.75%, 9/1/2028                                                     1,650,000                1,697,075

WYOMING--.9%

Sweetwater County, SWDR (FMC Corp. Project)
   7%, 6/1/2024                                                                               2,000,000                1,790,680

U.S. RELATED--7.2%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      8.74%, 7/1/2038 (Insured; MBIA)                                                         4,000,000  (b,c)         4,147,880

      8.74%, 7/1/2038                                                                         5,000,000  (b,c)         5,184,850


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Infrastructure Financing Authority,

  Special Tax Revenue, Residual Certficates

   8.585%, 7/1/2015                                                                           4,000,000  (b,c)         4,638,720

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $261,345,469)                                                                                               274,583,920
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--7.4%
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--4.2%

Geisinger Authority Health System, Revenue, VRDN

   (Geisinger Health Systems) 1.20%                                                           6,000,000  (d)           6,000,000

Philadelphia Authority for Industrial Development, Revenue

  VRDN (Fox Chase Cancer Center Project)

   1.20% (LOC; Morgan Guaranty Trust)                                                         2,100,000  (d)           2,100,000

TEXAS--3.2%

Harris County Health Facilities Development Corp.,
  Revenue, VRDN:

      (Methodist Hospital) 1.20%                                                              5,100,000  (d)           5,100,000

      (Saint Lukes Episcopal Hospital) 1.20%                                                  1,200,000  (d)           1,200,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $14,400,000)                                                                                                 14,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $275,745,469)                                                             149.0%             288,983,920

CASH AND RECEIVABLES (NET)                                                                          2.6%               4,973,300

PREFERRED STOCK, AT REDEMPTION VALUE                                                              (51.6%)           (100,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      100.0%             193,957,220

                                                                    The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              24.8

AA                               Aa                              AA                                               15.2

A                                A                               A                                                27.1

BBB                              Baa                             BBB                                              24.8

BB                               Ba                              BB                                                 .6

CCC                              Ccc                             CCC                                                .2

F1                               MIG1/P1                         SP1/A1                                            4.6

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     2.7

                                                                                                                 100.0

(A)      BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
         SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
         INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
         EARLIEST REFUNDING DATE.

(B)      SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES
         ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
         REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,
         2003, THESE SECURITIES AMOUNTED TO $13,971,450 OR 7.2% OF NET ASSETS
         APPLICABLE TO COMMON SHAREHOLDERS.

(C)      INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
         PERIODICALLY.

(D)      SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO
         PERIODIC CHANGE.

(E)      SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD &
         POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY
         TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)      AT MARCH 31, 2003, THE FUND HAD $106,950,567 OR 55.1% OF NET ASSETS
         APPLICABLE TO COMMON SHAREHOLDERS INVESTED IN SECURITIES WHOSE PAYMENT
         OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM
         HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           275,745,469   288,983,920

Cash                                                                     60,084

Interest receivable                                                   5,080,479

Prepaid expenses                                                        255,740

                                                                    294,380,223
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           193,494

Dividend payable to Preferred Shareholders                               71,851

Commssions payable                                                        8,091

Accrued expenses                                                        149,567

                                                                        423,003
--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series A and B,
  par value $.001 per share (4,000 shares issued
  and outstanding at $25,000 per share
  liquidation preference)--Note 1                                   100,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    193,957,220
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value, $.001 per share
  (20,393,571 shares issued and outstanding)                             20,394

Paid-in capital                                                     188,714,556

Accumulated undistributed investment income--net                      3,588,446

Accumulated net realized gain (loss) on investments                 (11,604,627)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      13,238,451
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        193,957,220
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      20,393,571

NET ASSET VALUE, per share of Common Stock ($)                             9.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,770,821

EXPENSES:

Management fee--Note 3(a)                                            1,026,787

Commission fees--Note 1                                                132,616

Professional fees                                                       38,489

Shareholders' reports                                                   26,247

Shareholder servicing costs--Note 3(b)                                  24,719

Custodian fees--Note 3(b)                                               10,731

Registration fees                                                        9,296

Directors' fees and expenses--Note 3(c)                                  6,822

Miscellaneous                                                           12,047

TOTAL EXPENSES                                                       1,287,754

INVESTMENT INCOME--NET                                               7,483,067
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,973,244)

Net unrealized appreciation (depreciation) on investments           (2,725,087)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,698,331)

DIVEDENDS ON PREFERRED STOCK                                          (766,243)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,018,493

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2003            Year Ended
                                               (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,483,067            15,394,701

Net realized gain (loss) on investments        (2,973,244)             (446,764)

Net unrealized appreciation
   (depreciation) on investments               (2,725,087)              600,180

Dividends on Preferred Stock                     (766,243)           (1,643,057)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,018,493            13,905,060
--------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (6,523,175)          (11,495,971)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED                              101,223                    --

TOTAL INCREASE (DECREASE) IN NET ASSETS        (5,403,459)            2,409,089
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           199,360,679           196,951,590

END OF PERIOD                                 193,957,220           199,360,679

Undistributed investment income--net            3,588,446             3,342,621
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                  10,644                    --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements, and with respect to common stock, market price data for the fund's common shares.

                                      Six Months Ended
                                        March 31, 2003                             Year Ended September 30,
                                                            --------------------------------------------------------------------
                                            (Unaudited)         2002(a)       2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            9.78          9.66          8.82          8.90          9.71          9.55

Investment Operations:

Investment income--net                             .37(b)        .76(b)        .74           .74           .53           .55

Net realized and unrealized
   gain (loss) on investments                     (.28)          .00(c)        .79          (.08)         (.73)          .21

Dividends on Preferred Stock
   from investment income--net                    (.04)         (.08)         (.16)         (.20)         (.01)           --

Total from Investment Operations                   .05           .68          1.37           .46          (.21)          .76

Distributions to
   Common Shareholders:

Dividends from
   investment income--net                         (.32)         (.56)         (.53)         (.53)         (.54)         (.60)

Capital Stock transaction--net
   effect of Preferred
   Stock offering                                   --            --           .00(c)       (.01)         (.06)           --

Net asset value, end of period                    9.51          9.78          9.66          8.82          8.90          9.71

Market value, end of period                       9.51          9.60          8.71          7 7/8         7 5/8         9 11/16
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                               2.54(e)      17.28         17.55         10.71        (16.35)         (.69)


                                      Six Months Ended
                                        March 31, 2003                               Year Ended September 30,
                                                            --------------------------------------------------------------------
                                            (Unaudited)            2002(a)       2001           2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable
   to Common Stock                                1.33(f,g,h,)     1.33(g,h)     1.39(g,h)      1.48(g,h)       .85(g,h)      .82

Ratio of net investment
   income to average
   net assets applicable
   to Common Stock                                7.73(f,g,h,)     7.93(g,h)     7.97(g,h)      8.64(g,h)      5.72(g,h)     5.75

Portfolio Turnover Rate                            .56(e)          5.32         15.27          22.47          35.55          8.84

Asset coverage of
   Preferred Stock,
   end of period                                   294              299           297            280            281            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred
   stock, end of period
   ($ x 1,000)                                 193,957          199,361       196,952        179,792        181,315       197,505

Preferred Stock outstanding,
   end of period ($ x 1,000)                   100,000          100,000       100,000        100,000        100,000            --

(A)      AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE
         PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
         COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC
         BASIS, FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE
         FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT
         INCOME PER SHARE AND DECREASE NET REALIZED AND REALIZED GAIN (LOSS) ON
         INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET
         INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN .01%. PER SHARE
         DATA AND RATIOS/SUPPLEMENTAL DATA PRIOR TO OCTOBER 1, 2001 HAVE NOT
         BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)      BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)      AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)      CALCULATED BASED ON MARKET VALUE.

(E)      NOT ANNUALIZED.

(F)      ANNUALIZED.

(G)      DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK
         SHAREHOLDERS.

(H)      THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
         INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .88% AND 5.10%,
         RESPECTIVELY, FOR THE SIX MONTHS ENDED MARCH 31, 2003, .87% AND 5.23%,
         RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2002, .91% AND 5.21%,
         RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2001, .94% AND 5.49%,
         RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND .84% AND 5.63%,
         RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DMF.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS
placed    by    the    broker-dealer    in    an    auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued daily by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange  on  which  such  securities  are primarily traded or at the last sales
price   on   the   national   securities   market   on   each   business   day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c)  Dividends  to  shareholders  of  Common  Stock  (" Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be
affected    by    this    form    of    reinvestment.

On March 31, 2003, the Board of Directors declared a cash dividend to Common Shareholders of $.06 per share from investment income-net, payable on April 28, 2003 to Common Shareholders of record as of the close of business on April 14, 2003.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series A. The dividend rate for Series B will be in effect until February 17, 2005. The dividend rates in effect at March 31, 2003 were as follows: Series A 1.00% and Series B 1.58%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $8,181,604 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $4,999,899 of the carryover expires in fiscal 2004, $1,148,413 expires in fiscal 2008, $619,742 expires in fiscal 2009 and $1,413,550 expires in fiscal 2010.


The tax character of distributions paid to shareholder during the fiscal year ended September 30, 2002, was as follows: tax exempt income $13,139,028. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the
fund    did    not    borrow    under    the    line    of    credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. During the period ended March 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $24,290 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2003, the fund was charged $10,731 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group, comprising the fund increased and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in that Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $1,574,140 and $12,163,518, respectively.

At  March  31,  2003, accumulated net unrealized appreciation on investments was
$13,238,451   consisting   of  $17,330,283  gross  unrealized  appreciation  and
$4,091,832 gross unrealized depreciation.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Clifford L. Alexander, Jr.

Lucy Wilson Benson

David W. Burke

Whitney I. Gerard*

Arthur A. Hartman

George L. Perry*

* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Executive Vice Presidents

      Stephen R. Byers

      Joseph P. Darcy

Secretary

      Michael A. Rosenberg

Assistant Secretaries

      Steven F. Newman

      Robert R. Mullery

      Jeff Prusnofsky

Treasurer

      James Windels

Assistant Treasurers

      Gregory S. Gruber

      Kenneth J. Sandgren

Anti-Money Laundering Compliance Officer

      William Germenis

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

PORTFOLIO MANAGERS (CONTINUED)

Douglas J. Gaylor

Joseph A. Irace

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank N.A. (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DMF

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                        For More Information

                        Dreyfus
                        Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar
                        (Common Stock)

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2003 Dreyfus Service Corporation                                  424SA0303